ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

September 30, 2025 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 98.1%

Commodity Fund – 2.2%
iShares Gold Trust(a)	21,810	$1,587,114

Debt Fund – 26.3%
iShares Core Total USD Bond Market ETF(b)	266,382	12,442,703
iShares MBS ETF	30,743	2,925,197
iShares U.S. Treasury Bond ETF	164,686	3,807,540
Total Debt Fund		19,175,440

Equity Fund – 69.6%
iShares MSCI EAFE ETF	79,930	7,463,064
iShares MSCI Emerging Markets ETF(c)	68,855	3,676,857
iShares Russell Mid-Cap Growth ETF	24,454	3,482,494
iShares U.S. Equity Factor Rotation Active ETF(c)	104,051	6,159,819
SPDR S&P 500 ETF Trust(b)	44,959	29,950,787
Total Equity Fund		50,733,021

Total Exchange Traded Funds (Cost $55,514,881)		71,495,575

MONEY MARKET FUNDS – 7.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 4.01%(d)	1,398,595	1,398,595
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, Institutional Class, 4.09%(d)(e)	4,076,348	4,076,348
Total Money Market Funds (Cost $5,474,943)		5,474,943

	Notional Amount	Contracts
PURCHASED PUT OPTION – 0.0%**
SPDR S&P 500 ETF Trust, expiring 01/16/26, Strike Price $535.00 (Cost $41,270)	$7,543,500	141	39,057

Total Investments Before Written Options – 105.6% (Cost $61,031,094)			77,009,575

WRITTEN PUT OPTION – (0.0)%**
SPDR S&P 500 ETF Trust, expiring 10/17/25, Strike Price $694.00 [Premium Received $(26,766)]	(20,126,000)	(290)	(4,785)

Total Investments – 105.6% (Cost $61,004,328)			77,004,790
Liabilities in Excess of Other Assets – (5.6%)			(4,114,722)
Net Assets – 100.0%			$72,890,068

**	Less than 0.05%.
(a)	Non-income producing security.
(b)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,479,980 as of September 30, 2025.
(c)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,670,667; the aggregate market value of the collateral held by the fund is $4,760,770. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $684,422.
(d)	Rate shown reflects the 7-day yield as of September 30, 2025.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

September 30, 2025 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2025, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$71,495,575	$–	$–	$71,495,575
Money Market Funds	5,474,943	–	–	5,474,943
Purchased Put Option	39,057	–	–	39,057
Total	$77,009,575	$–	$–	$77,009,575

Liabilities	Level 1	Level 2	Level 3	Total
Written Put Option	$(4,785)	$–	$–	$(4,785)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	2.2%
Debt Fund	26.3
Equity Fund	69.6
Purchased Put Option	0.0 **
Written Call Option	(0.0)**
Money Market Funds	7.5
Total Investments	105.6
Liabilities in Excess of Other Assets	(5.6)
Net Assets	100.0%

**	Less than 0.05%.